SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):  November 7, 2001


             Atlantic Coast Airlines Holdings, Inc.
       (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identification
                of                          No.)
           Incorporation)


       45200 Business Court, Dulles, VA              20166
     (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:(703)650-6000


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

Item 5. Regulation FD Disclosure.

      Atlantic Coast Airlines Holdings, Inc. (Atlantic Coast) Chairman and Chief Executive Officer Kerry Skeen and Chief Financial Officer Richard Surratt will make a presentation to investors and financial analysts during the Salomon Smith Barney Transportation Conference being held in New York. The Atlantic Coast presentation is scheduled to take place Wednesday, November 7, 2001, at approximately 9:00am.

A live webcast of the conference is being offered by the sponsors. It will be accessible through the following web address:

http://www.veracast.com/clientaccess/ssb/transportation-
2001/78301139.cfm

Replays of the webcast will also be available for 30 days following the conclusion of the presentation.

In addition, the slides and visuals presented at the conference will be available in the "For Investors" section of the Atlantic
Coast website:

www.atlanticcoast.com

This slide presentation will also remain available for 30 days following the conference.

On  November  1,  2001,  Atlantic Coast Airlines  Holdings,  Inc.
issued the following press release attached hereto as Exhibit 99.




                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES HOLDINGS,
                              INC.




Date:  November 5, 2001       By:  /S/ David Asai
                              Vice President and Chief
                              Accounting Officer